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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                  MAY 14, 2008

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                               BLUE HOLDINGS, INC.
               (Exact name of registrant as specified in charter)

                                     NEVADA
         (State or other Jurisdiction of Incorporation or Organization)


        000-33297                                         88-0450923
(Commission File Number)                       (IRS Employer Identification No.)

                              5804 E. SLAUSON AVE.,
                               COMMERCE, CA 90040
                         (Address of Principal Executive
                              Offices and zip code)

                                 (323) 725-5555
                             (Registrant's telephone
                          number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

         Information included in this Current Report on Form 8-K may contain statements which constitute forward-looking statements within the meaning of
Section 27A of the  Securities  Act of 1933 and  Section  21E of the  Securities
Exchange Act of 1934, both as amended. Those statements include statements regarding our intent, belief or current expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Such risks and uncertainties include, among other things, our ability to face stiff competition, profitably manage our business, the financial strength of our customers, the continued acceptance of our existing and new products by our existing and new customers, the risks of foreign manufacturing, competitive and economic factors in the textile and apparel markets, the availability of raw materials, the ability to manage growth, weather-related delays, dependence on key personnel, general economic conditions, global manufacturing costs and restrictions, and other risks and uncertainties that may be detailed herein, or from time to time in our other filings made with the Securities and Exchange Commission.

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

         On May 14, 2008, the Registrant received notification from the Nasdaq Listing Qualifications Department (the "Department") that the Registrant had not regained compliance with the minimum $1.00 per share requirement for continued inclusion on the Nasdaq Capital Market under Marketplace Rule 4310(c)(4), and that unless the Registrant requested an appeal of the Department's determination, trading in the Registrant's common stock will be suspended at the open of business on May 23, 2008, and a Form 25-NSE will be filed with the Securities and Exchange Commission which will remove the Registrant's securities from listing and registration on The Nasdaq Stock Market.

         In addition, the Department notified the Registrant that the Registrant's disclosure to the Department, pursuant to a conversation on May 14, 2008, that it does not believe it will be able to demonstrate compliance with the minimum stockholders' equity requirement (under Marketplace Rule 4310(c)(3)(A)) for the period ended March 31, 2008, serves as an additional basis for delisting the Registrant's securities from The Nasdaq Stock Market.

         The Registrant intends to appeal the Department's determination to the Nasdaq Listing Qualifications Panel (the "Panel") by 4:00 p.m. Eastern Time on May 21, 2008, and to request an oral hearing pursuant to the procedures set forth in the 4800 series of the Marketplace Rules. The hearing request will stay the suspension of the Registrant's securities and the filing of the Form 25-NSE pending the Panel's decision.

         On May 20, 2008, the Registrant issued a press release announcing its receipt of the Department's notification. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.


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ITEM 8.01         OTHER EVENTS

         On May 19, 2008, the Audit Committee of the Registrant's Board of Directors (the "Audit Committee") determined that the Registrant's audited financial statements for the year ended December 31, 2007, and the unaudited financial statements for certain of the fiscal quarters therein, may need to be restated due to potential accounting errors in the Registrant's related party accounts. The Audit Committee has commenced a review of these potential errors and is working with the Registrant's recently hired Chief Financial Officer to conclude the review as quickly as possible. The effect of any potention restatement on the Registrant's previously issued financial statements for 2007 is currently unknown.

         The Registrant will delay the filing of its quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2008 until such time as the potential restatement matters are resolved.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. None.

         (b)      PRO FORMA FINANCIAL INFORMATION. None.

         (c)      SHELL COMPANY TRANSACTIONS. None

         (d)      EXHIBITS.

                  99.1     Press  Release  issued by the  Registrant  on May 20,
                           2008.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Blue Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BLUE HOLDINGS, INC.


Date:  May 20, 2008                     By:    /s/ Eric Hohl
                                               ---------------------------------
                                               Eric Hohl
                                               Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                          DESCRIPTION OF EXHIBIT
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99.1           Press Release issued by the Registrant on May 20, 2008.


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